AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of May 4, 2007 between FOSTER WHEELER LLC, FOSTER WHEELER INC., FOSTER WHEELER USA CORPORATION, FOSTER WHEELER NORTH AMERICA CORP., FOSTER WHEELER ENERGY CORPORATION and FOSTER WHEELER INTERNATIONAL CORPORATION (each a “Borrower” and, collectively, the “Borrowers”), FOSTER WHEELER LTD. (the “Parent”), FOSTER WHEELER HOLDINGS LTD. (“Holdco”), the “Subsidiary Guarantors” referred to on the signature pages hereto (the “Subsidiary Guarantors”) and BNP PARIBAS, in its capacities as Administrative Agent, pursuant to authority granted by each Lender pursuant to Section 11.02(b) of the Credit Agreement referred to below, and as Issuing Lender.
          The Borrowers, the Parent, Holdco, the Subsidiary Guarantors, the lenders party thereto, and BNP Paribas, as Administrative Agent and Issuing Lender, are parties to a Credit Agreement dated as of September 13, 2006 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $350,000,000 (which, in the circumstances provided therein, may be increased to $450,000,000).
          The Borrowers, the Parent, Holdco, the Subsidiary Guarantors, the Administrative Agent (pursuant to authority granted by, and having obtained the consent of each Lender party to the Credit Agreement) and the Issuing Lender wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
Amendment No. 1

          2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical location:
     “Amendment No. 1 Effective Date” means the date that the conditions precedent to the effectiveness of the amendments to this Agreement contemplated by Amendment No. 1 hereto dated as of May 4, 2007 are satisfied or waived.
          2.03. Increases of Facilities.
          (a) The recitals of the Credit Agreement and the Security Agreement are hereby amended by replacing each occurrence therein of “$450,000,000” with “$550,000,000”.
          (b) Clause (ii) of Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:
     “(ii) the aggregate principal amount of all Incremental Loan Commitments established after the date hereof plus the aggregate principal amount of all Commitment Increases obtained after the date hereof (excluding any Commitment Increases obtained on or before the Amendment No. 1 Effective Date to the extent not exceeding $100,000,000 in the aggregate) plus the aggregate principal amount of all Funding Amount Increases obtained after the date hereof minus the aggregate principal amount of reductions of the Synthetic LC Funding Amounts after the date hereof occurring on the date (and to the extent not exceeding the amount) of each Incremental Loan Commitment established and each Commitment Increase obtained shall not exceed $100,000,000”
          (c) Section 2.08(e)(i)(B) of the Credit Agreement is hereby amended to read as follows:
     “(B) the aggregate principal amount of all Incremental Loan Commitments established after the date hereof plus the aggregate principal amount of all Commitment Increases obtained after the date hereof (excluding any Commitment Increases obtained on or before the Amendment No. 1 Effective Date to the extent not exceeding $100,000,000 in the aggregate) plus the aggregate principal amount of all Funding Amount Increases obtained after the date hereof minus the aggregate principal amount of reductions of the Synthetic LC Funding Amounts after the date hereof occurring on the date (and to the extent not exceeding the amount) of each Incremental Loan Commitment established and each Commitment Increase obtained shall not exceed $100,000,000;”
          (d) Section 3.08(e)(i)(B) of the Credit Agreement is hereby amended to read as follows:
     “(B) the aggregate principal amount of all Incremental Loan Commitments established after the date hereof plus the aggregate principal amount
Amendment No. 1

of all Commitment Increases obtained after the date hereof (excluding any Commitment Increases obtained on or before the Amendment No. 1 Effective Date to the extent not exceeding $100,000,000 in the aggregate) plus the aggregate principal amount of all Funding Amount Increases obtained after the date hereof minus the aggregate principal amount of reductions of the Synthetic LC Funding Amounts after the date hereof occurring on the date (and to the extent not exceeding the amount) of each Incremental Loan Commitment established and each Commitment Increase obtained shall not exceed $100,000,000;”
          2.04. Facility Fees for Synthetic Letters of Credit. Section 3.11 of the Credit Agreement is hereby amended by replacing “2.10%” with “1.60%”.
          Section 3. Representations and Warranties. Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article V of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 1 and (b) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction or waiver of the following conditions:
     (a) Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Obligors and the Administrative Agent.
     (b) Mortgage Amendment. The Administrative Agent shall have received counterparts of an amendment to the mortgage covering the Perryville Fee-Owned Property reasonably satisfactory to it in form and substance providing that the amount secured thereby shall include (i) the sum of (A) the aggregate principal amount of all Incremental Loan Commitments established after the Closing Date plus (B) the aggregate principal amount of all Commitment Increases obtained after the Closing Date plus (C) the aggregate principal amount of all Funding Amount Increases obtained after the Closing Date minus (ii) the aggregate principal amount of reductions of the Synthetic LC Funding Amounts after the Closing Date occurring on the date (and to the extent not exceeding the amount) of each Incremental Loan Commitment established after Closing Date and each Commitment Increase obtained after the Closing Date in an aggregate amount up to $200,000,000.
     (c) Supporting Documentation. The Administrative Agent shall have received such corporate documents of the Borrowers, certified by their respective
Amendment No. 1

Secretaries or Assistant Secretaries, and such legal opinions from counsel to the Obligors as it shall have reasonably requested.
     (d) Other Items. The Administrative Agent shall have received such other documents relating to this Amendment No. 1 and the transactions contemplated hereby as the Administrative Agent shall have reasonably requested.
          The Administrative Agent shall notify the Company and the Lenders of the date that this Amendment No. 1 becomes effective, and such notice shall be conclusive and binding.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.
BORROWERS

FOSTER WHEELER LLC
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer

FOSTER WHEELER USA CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER ENERGY CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER INC
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER NORTH AMERICA CORP
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER INTERNATIONAL CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer

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THE PARENT

FOSTER WHEELER LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President, Corporate Development And Treasurer

HOLDCO

FOSTER WHEELER HOLDINGS LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

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SUBSIDIARY GUARANTORS

FOSTER WHEELER ASIA LIMITED
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer

FOSTER WHEELER DEVELOPMENT CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER ENERGY SERVICES, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER CONSTRUCTORS, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER ENERGY MANUFACTURING, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

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FOSTER WHEELER ENVIRONMENTAL CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

By:	/s/ John Crider
	Name:	John Crider
	Title:	President and Chief Executive Officer

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FOSTER WHEELER FACILITIES MANAGEMENT, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER PYROPOWER, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER INTERCONTINENTAL CORPORATION
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER POWER SYSTEMS, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	President & Treasurer

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FOSTER WHEELER REALTY SERVICES, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	President & Treasurer

FOSTER WHEELER ZACK, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

PYROPOWER OPERATING SERVICES COMPANY, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FOSTER WHEELER VIRGIN ISLANDS, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

PROCESS CONSULTANTS, INC.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

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FW EUROPEAN E&C LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

PERRYVILLE SERVICE COMPANY LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Treasurer

FW MANAGEMENT OPERATIONS, LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer

CONTINENTAL FINANCE COMPANY LTD.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer

Amendment No. 1

FOSTER WHEELER POWER COMPANY LTD. LA SOCIETE D’ENERGIE FOSTER WHEELER LTEE
By:	/s/ Fernand Lalonde
	Name:	Fernand Lalonde
	Title:	Chairman of the Board

Amendment No. 1

FOSTER WHEELER CANADA LTD.
By:	/s/ James B. Long
	Name:	James B. Long
	Title:	President & Chief Operating Officer

By:	/s/ Ronald Thau
	Name:	Ronald Thau
	Title:	Assistant Treasurer

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FOSTER WHEELER EUROPE LIMITED
By:	/s/ Laurent Dupagne
	Name:	Laurent Dupagne
	Title:	Director

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FW HUNGARY LICENSING LIMITED LIABILITY COMPANY
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Managing Director

Amendment No. 1

FINANCIAL SERVICES S.A.R.L.
By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Manager

Amendment No. 1

FOSTER WHEELER (MALAYSIA) SDN. BHD.
By:	/s/ Keith Ernest Batchelor
	Name:	Keith Ernest Batchelor
	Title:	Director

Amendment No. 1

FOSTER WHEELER CONTINENTAL B.V.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Managing Director

FW NETHERLANDS C.V.
By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President & Treasurer of Foster Wheeler, LLC General Partner

Amendment No. 1

F.W. — GESTAO E SERVICOS, S.A.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Director

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Director

Amendment No. 1

FOSTER WHEELER ASIA PACIFIC PTE. LTD.
By:	/s/ Franco Anselmi
	Name:	Franco Anselmi
	Title:	Managing Director

Amendment No. 1

P.E. CONSULTANTS, INC.
By:	/s/ Ken Lim Fat
	Name:	Ken Lim Fat
	Title:	Director

Amendment No. 1

MANOPS LIMITED
By:	/s/ Stella Herodoteu
	Name:	Stella Herodoteu
	Title:	Director

By:	/s/ Charalambos Michaelidas
	Name:	Charalambos Michaelidas
	Title:	Director

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FOSTER WHEELER CARIBE CORPORATION, C.A.
By:	/s/ Jean-Paul Archambault
	Name:	Jean-Paul Archambault
	Title:	Director

Amendment No. 1

FW OVERSEAS OPERATIONS LIMITED
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Director

Amendment No. 1

ADMINISTRATIVE AGENT

BNP PARIBAS, as Administrative Agent

By:	/s/ Jordan Scheuer
	Name:	Jordan Scheuer
	Title:	Managing Director

By:	/s/ John Emery
	Name:	John Emery
	Title:	Director

Amendment No. 1